EXHIBIT 99.2

     Certification  Pursuant to 18 U.S.C.  Section 1350, As Adopted  Pursuant to
     Section 906 of The Sarbanes-Oxley Act of 2002

I, Thomas G. Seifert,  the Chief Financial Officer of iDial Networks,  Inc. (the
"Company"),  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350, that to the best of my knowledge:

(1)  the Annual  Report on Form  10-KSB of the Company for the fiscal year ended
     December 31, 2002 (the "Report")  fully complies with the  requirements  of
     Section 13 (a) or 15 (d) of the Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2003

                                          /s/ Thomas G. Seifert
                                          ---------------------
                                          Name: Thomas G. Seifert
                                                -----------------
                                          Title: Chief Financial Officer